UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014

KAR Auction Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard Carmel, Indiana	46032
(Address of principal executive offices)	(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On March 20, 2014, KAR Auction Services, Inc. (the “Company”) issued a press release announcing that Don Gottwald, current Chief Executive Officer of Automotive Finance Corporation (“AFC”), has been promoted to the newly created position of Chief Operating Officer of the Company effective March 24, 2014. John Hammer, currently President and Chief Operating Officer of AFC, will assume the role of Chief Executive Officer and President of AFC on March 24, 2014.

Mr. Gottwald, 47, has been Chief Executive Officer of AFC since January 2009. Mr. Gottwald also served as the President of AFC from January 2009 to May 2013.  Previously, Mr. Gottwald served in the role of Executive Vice President of Dealer Business for HSBC Auto Finance from December 2005 to October 2008. Prior to working at HSBC Auto Finance, Mr. Gottwald served in several roles of increased responsibility with GMAC Financial Services from June 1993 to December 2005, including Managing Director of Saab Financial Services Corp. and Managing Director of American Suzuki Financial Services. Mr. Gottwald has been active in the American Financial Services Association and serves on the association's board of directors.

Mr. Gottwald does not have any relationships that require disclosure under Item 404(a) of Regulation S-K.

Mr. Hammer, age 43, joined AFC in 2009 as Chief Operating Officer, and assumed the role of President in May 2013. Prior to AFC, Mr. Hammer held senior management roles for more than a decade at various subsidiaries of GMAC Financial Services. He has also served as a general manager at AutoNation and held a management role at Mercedes Benz Credit Corp. Mr. Hammer has more than 20 years of experience in the automotive industry.

The press release issued by the Company on March 20, 2014 announcing the foregoing events is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

 Employment Agreement

On March 20, 2014, the Company entered into an amended and restated employment agreement with Don Gottwald to be effective as of March 24, 2014.  The terms of the amended and restated employment agreement remain the same as that certain employment agreement, dated as of December 17, 2013, by and between the Company and Mr. Gottwald other than changes reflecting (i) the change in Mr. Gottwald’s position from Chief Executive Officer of AFC to

Chief Operating Officer of the Company; and (ii) an increase in Mr. Gottwald’s annual base salary to $550,000.

The foregoing summary of the amended and restated employment agreement is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
10.1	Amended and Restated Employment Agreement, dated as of March 20, 2014, between KAR Auction Services, Inc. and Don Gottwald
99.1	Press Release, dated March 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAR Auction Services, Inc.
Date: March 20, 2014	/s/ Rebecca C. Polak
By: Rebecca C. Polak
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Amended and Restated Employment Agreement, dated as of March 20, 2014, between KAR Auction Services, Inc. and Don Gottwald
99.1	Press Release, dated March 20, 2014